UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2009

SUNLINK HEALTH SYSTEMS, INC.

(Exact Name Of Registrant As Specified In Charter)

Ohio	1-12607	31-0621189
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Circle 75 Parkway, Suite 1120, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 933-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A-2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former Name Or Former Address, If Changed Since Last Report)

Item 1.02	Termination of a Material Definitive Agreement

On March 17, 2009, an agreement was finalized between SunLink Scripts RX, LLC (f/k/a SunLink Homecare Services, LLC) (“Scripts”), Carmichael Cashway Pharmacy, Inc. (“Company”) and Theodore S. and Judy Chiasson Carmichael ( collectively “Sellers”) canceling the Stock Price Collar under Section 1.03 (D) (a) and (b) of the Stock Purchase Agreement dated April 22, 2008 (“Stock Purchase Agreement”) between Scripts, the Company and the Sellers in exchange for the following:

a.	A one year extension of the one year Consulting Agreement entered into by the Company with Theodore S. Carmichael (“Consultant”) at the closing of the Stock Purchase Agreement pursuant to which compensation equal to $250,000 per annum was to be paid to Consultant. The consulting services include, but are not limited to, identification and evaluation of potential specialty pharmacy business acquisitions, existing pharmacy customer relations, identification and marketing of potential new customers and assistance with administrative, human resource, legal and regulatory matters,

b.	The Company waives all claims against the Sellers in respect of four Medicaid claims (which are subject to appeal) against the Company pending with the State of Louisiana aggregating $124,400.61 for which the Sellers are responsible to the Company under the Stock Purchase Agreement,

c.	The Company waives all claims against the Sellers in respect to certain pre-acquisition payables (a portion of which are in dispute) in the amount of $102,534.98 for which the Sellers are responsible to the Company under the Stock Purchase Agreement, and

d.	The Company shall pay to the Seller $100,000 being held by the Company for post Closing items under the Stock Purchase Agreement.

The disclosure in this Current Report, including the Exhibit attached hereto, of any information (financial or otherwise) does not constitute an admission that such information is material.

Item 9.01.	Financial Statements and Exhibits.

d.	Exhibits. The following exhibits are filed with this report:

Exhibit 99.1 – Letter dated March 3, 2009 from Robert M. Thornton, Jr., of SunLink Scripts RX LLC, to Theodore S. Carmichael and Judy Chiasson Carmichael.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

By:	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title:	Chief Financial Officer

Dated: March 20, 2009

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Letter dated March 3, 2009 from Robert M. Thornton, Jr., of SunLink Scripts RX, LLC to Theodore S. Carmichael and Judy Chiasson Carmichael.

3